SETTLEMENT AGREEMENT

I.     THE PARTIES

       This Settlement Agreement (the "Agreement") is entered into as of the 3rd day of September, 2004 by and between: American Wagering Inc. ("AWI") and

Leroy's Horse & Sports Place, Inc. ("Leroy’s" and jointly with AWI, the "Companies"), debtors and debtors in possession under the Bankruptcy Code in

Chapter 11 Case Nos. BK-N- 03-52529 and BK-N-03-52530 (the "Bankruptcy Cases") pending in the United States Bankruptcy Court for the District of

Nevada (the "Bankruptcy Court"), and Michael Racusin d/b/a M. Racusin & Co. ("Racusin") (all of whom are collectively referred to as the "Parties").

II.     RECITALS

WHEREAS the Parties have past business relationships with one another; and

WHEREAS disputes have arisen among the Parties with respect to their rights and obligations arising from these relationships; and

WHEREAS the disputes were litigated and Racusin currently holds a judgment against the Companies in the amount of $1,328,764.14 as of June 20,

2003 (the "Initial Judgment" or the "Racusin Claim"); and

WHEREAS the Initial Judgment is currently subject to the following two (2) appeals:

1.    Racusin has appealed the amount of the Initial Judgment to the 9th Circuit Court of Appeals (the "9th Circuit Appeal") claiming that the Initial Judgment should include interest from the date of breach (May 15, 1996); and

1

                        2.    The Company commenced an adversary proceeding before the Bankruptcy Court to subordinate the Initial Judgment pursuant to

Section 510(b) of the Bankruptcy Code and has appealed an adverse decision of the Bankruptcy Court to the Bankruptcy Appellate Panel (the

"BAP Appeal"); and

WHEREAS dependent upon the outcome of the 9th Circuit Appeal and the BAP Appeal, and subject to such other appeals as are allowed by this

Agreement, the following outcomes are possible:

1.     Racusin wins the 9th Circuit Appeal and wins the BAP Appeal: In this event, the Initial Judgment would require an all cash payment and would increase to approximately $2.9 million (before additional post-judgment interest in calculated);

2.     Racusin wins the 9th Circuit Appeal and loses the BAP Appeal: In this event, the Initial Judgment will require an all stock payment in the amount of 239,819 shares of AWI common stock;

3.     Racusin loses the 9th Circuit Appeal and wins the BAP Appeal: In this event, the Initial Judgment will require an all cash payment in the amount of $1,328,764.17 (plus post-judgment interest);

4.     Racusin loses the 9th Circuit Appeal and loses the BAP Appeal: In this event, the Initial Judgment will require an all stock payment in the amount of 239,819 shares of AWI common stock; and

WHEREAS the Initial Judgment and any additional award against the Companies is subject to lien claims of Aram A. Hartunian ("Hartunian") and Lionel

Sawyer & Collins; and

WHEREAS Racusin and Hartunian currently have matters pending before the 9th Circuit Court of Appeals (the "Hartunian Appeals"); and

WHEREAS all agreements between Racusin and Vince Schettler (the "Schettler

2

Agreements") have been terminated in full and are no longer in force or effect and Racusin is, therefore, in a position to perform the actions contemplated by this

Agreement; and

WHERAS the Companies have filed their Amended Plan of Reorganization which the Companies intend to bring before the Bankruptcy Court for confirmation pursuant to Section 1129 of the Bankruptcy Code; and

WHEREAS the Companies are prepared and willing to file a Restated Amended Plan of

Reorganization ("Restated Amended Plan") to conform the treatment of the Racusin Claim in accordance with this Agreement; and

WHEREAS this Agreement has been drafted jointly by the Parties and is not to be construed against any Party; and

WHEREAS the Companies have determined that this Agreement and the compromise and settlement proposed herein is in the best interests of their bankruptcy estates; and

WHEREAS neither this Agreement, nor the negotiations or proceedings leading up this Agreement, nor the giving of any consideration in this Agreement shall be taken to be an admission of any kind by any Party hereto;

NOW, THEREFORE, for and in consideration of the foregoing recitals and the following terms, it is agreed as follows:

III.       AGREEMENTS

            1.     Racusin and the Companies agree for the purpose of this Agreement that the amount due and owing on the Initial Judgment (assuming that the Initial

Judgment requires a cash payment rather than a stock payment) is $1,320,000.00 as of the Effective Date of the Restated Amended Plan and will be deemed an

Allowed Claim in the Bankruptcy Cases. Racusin and the Companies agree

3

for the purpose of this Agreement that the amount due and owing on the Initial Judgment (assuming that the Initial Judgment requires a stock payment rather than a cash payment) is 200,000 shares of AWI common stock and will be deemed an Allowed Interest in the Bankruptcy Cases.

            2.      Racusin and the Companies agree for the purpose of this Agreement that the amount of additional interest due Racusin if he is successful in the 9th

Circuit Appeal (assuming that the Initial Judgment requires a cash payment rather than a stock payment) is the lesser of the amount awarded by the 9th Circuit or

$1,480,000.00 as of the Effective Date of the Restated Amended Plan and will be deemed an Allowed Claim in the Bankruptcy Cases. Racusin and the

Company agree for the purpose of this Agreement that the amount of additional interest due Racusin if he is successful in the 9th Circuit Appeal (assuming that the

Initial Judgment requires a stock payment rather than a cash payment) is 50,000 shares of AWI common stock.

3.      Lock-Up Agreement: The Companies agree to restate the Amended Plan to conform to the provisions of this Agreement and to seek to confirm the Restated Amended Plan. Racusin agrees, to the fullest extent allowed by applicable law, to support and vote in favor of the Restated Amended Plan and not to support or vote in favor of any plan other than the Restated Amended Plan or to support any action by any other party to oppose or delay confirmation of the Restated Amended Plan, provided that the Restated Amended Plan provides for the Racusin Claim consistent with this Agreement. Racusin agrees that; (a) any failure on his part to support confirmation of the Restated Amended Plan, including but not limited to the timely delivery of a ballot in favor of the Restated Amended Plan; or (b) any other action on his part to delay or oppose confirmation of the Restated Amended Plan, will be deemed not good faith on the part of Racusin and will be sufficient and appropriate grounds for a designation of Racusin’s vote in accordance with Section 1126(e) of the

4

Bankruptcy Code.

4.     The Companies agree that it will not appeal the decision in the BAP Appeal and will accept the BAP Appeal decision as final; Racusin shall retain the right to appeal the decision in the BAP Appeal. In the event that Racusin appeals the BAP Appeal, the Amortization Schedules attached to this

Agreement shall apply to any amounts due Racusin as a result of winning any such appeal. The Parties agree that neither will appeal the decision in the 9th Circuit

Appeal, and that they will accept the 9th Circuit Appeal decision as final.

            5.     Upon execution of this Agreement by all Parties, the Companies shall seek approval of this Agreement by the Bankruptcy Court to cause Racusin’s appeal regarding the Hartunian Appeals to be fully bonded up to the maximum amount of $300,000.00; the funds shall be deposited with the United States

District Court, District of Nevada (Case No. CV-S-95-0927). In the event this Agreement is approved by the Bankruptcy Court, Racusin votes in favor of the

Restated Amended Plan, and the Bankruptcy Court confirms the Restated Amended Plan, Racusin shall not be obligated to refund or repay the Companies any of the funds deposited for the purpose of bonding the Hartunian Appeals except as otherwise noted in Paragraphs 6 and 7 below. In the event this Agreement is not approved by the Bankruptcy Court, or in the event this Agreement is approved and Racusin votes in favor of a plan other than the Restated Amended Plan,

then the funds deposited in this matter, if any, together with any interest earned, shall be refunded to the Companies by Racusin. Any amounts remaining after withdrawal by Hartunian pursuant to a court order regarding the outcome of the Hartunian Appeals, together with any interest earned, shall be returned to the

Companies without the requirement of a court order. In the event that the Hartunian Appeal is not successfully bonded by the Companies, this Agreement shall be null and void. The Companies shall

5

file a motion with the Bankruptcy Court for approval of this Agreement no later than September 10, 2004 and it shall be on an order shortening time.

6.     In the event that Racusin loses the 9th Circuit Appeal and wins the BAP Appeal, then the Allowed Claim of Racusin shall be $1,320,000.00 less any amounts paid to Hartunian pursuant to the Hartunian Appeals as of the Effective Date of the Restated Amended Plan. The Allowed Racusin Claim shall be paid to Racusin in accordance with Amortization Schedule #1 (attached hereto and incorporated herein) in full satisfaction and release of the Allowed Racusin

Claim. The balance shall bear interest at the rate of eight percent (8%) per year until paid in full and the initial payment shall be made on the Effective Date of the

Restated Amended Plan. If both the 9th Circuit Appeal and the BAP Appeal are not concluded prior to the Effective Date of the Restated Amended Plan, then payment(s) consistent with Amortization Schedule #1 shall be made to an interest bearing account at Wachovia Securities pending the outcome of the appeals.

7.     In the event that Racusin wins the 9th Circuit Appeal and wins the BAP Appeal, then the Allowed Racusin Claim shall be the lesser of the amount awarded by the 9th Circuit or $2,800,000.00 less any amounts paid to Hartunian pursuant to the Hartunian Appeals as of the Effective Date of the Restated

Amended Plan. The Allowed Racusin Claim shall be paid to Racusin in accordance with Amortization Schedule #2 (attached hereto and incorporated herein) in full satisfaction and release of the Allowed Racusin Claim. The balance shall bear interest at the rate of eight percent (8%) per year until paid in full and the initial payment shall be made on the Effective Date of the Restated Amended Plan. If both the 9th Circuit Appeal and the BAP Appeal are not concluded prior to the

Effective Date of the Restated Amended Plan, then payment(s) consistent with Amortization Schedule #1 shall be made to an interest bearing account at

Wachovia Securities

6

pending the outcome of the appeals.

8.      In the event that Racusin wins the 9th Circuit Appeal and loses the BAP Appeal, then the Allowed Racusin Claim shall be 250,000 shares of AWI's common stock in full satisfaction and release of the Racusin Claim. Racusin shall not be required to repay the Companies for any amounts paid to Hartunian pursuant to the Hartunian Appeals except as otherwise noted in paragraph 5 above.

9.      In the event that Racusin loses the 9th Circuit Appeal and loses the BAP Appeal, then the Allowed Racusin Claim shall be 200,00 shares of AWI common stock in full satisfaction and release of the Racusin Claim. Racusin shall not be required to repay the Companies for any amounts paid to Hartunian pursuant to the Hartunian Appeals except as otherwise noted in paragraph 5 above.

10.     In the event the Companies fail to perform any obligation or make any payment due pursuant to the terms and conditions of this Agreement or the

Restated Amended Plan and fails to cure said breach within sixty (60) days, then the entire obligation due Racusin, including interest calculated at 12% from June

30, 2004, shall become immediately due and payable.

11.     Racusin will be employed by a subsidiary of AWI in order to provide consulting services to that subsidiary company. The terms of employment shall be eighteen (18) months, non-renewable, at a rate of $7,000.00 gross per month (subject to all normal and customary taxes and withholdings).

12.     Any amounts due to Racusin pursuant to this Agreement may be pre-paid and there shall be no pre-payment penalty.

13.     Racusin and the Companies acknowledge that this Agreement and the Restated Amended Plan are subject to and conditioned upon approval and confirmation, respectively, by the Bankruptcy Court. This proposal is subject to Federal Rule of Evidence 408.

7

IV.     GOVERNING LAW

          This Agreement is made under and is to be governed by, and construed under, the laws of the State of Nevada. This Agreement is made and to be performed within the State of Nevada.

V.     SUCCESSORS AND ASSIGNS

         This Agreement shall be binding on and inure to the benefit of the successors and assigns of the respective Parties hereto. Specifically, any and all successors to any or all of the Racusin Claim after the date of this Agreement shall be bound by the provisions of this Agreement, including paragraph 3 above.

VI.     FURTHER DOCUMENTS

          Each of the Parties hereto shall execute from time to time all documents that may be necessary to carry out the terms, covenants, and conditions herein contained, or to effect the purposes of this Agreement.

VII.     EXECUTION

           This Agreement may be executed in counterparts with the same force and effect as if all signatures were set forth in a single instrument.

VIII.    ENFORCEMENT OF AGREEMENT

            The delay or failure of any Party in the exercise of any or its rights hereunder shall not be deemed by any other Party to constitute a waiver of such right,

unless the Party possessing such right has clearly and expressly given notice in writing to the contrary, to all other Parties hereto.

In the event that it is necessary for any Party hereto, or its authorized representative, successor or assign, to institute suit to compel performance of any of the obligations herein contained or to preclude a purported violation of the terms of this Agreement, then the exclusive forum for

8

such lawsuit is the Bankruptcy Court, and the prevailing party in such suit shall be entitled to reimbursement for reasonable costs, expense and attorneys' fees incurred in such suit, whether or not such suit is prosecuted to completion.

IX.     TIME IS OF THE ESSENCE

          Time is of the essence in this Agreement.

X.       SEVERABILITY

           If any portion of this Agreement is challenged by any person not a party to this Agreement, then the Parties to this Agreement shall defend the Agreement.

The costs of said defense shall be borne by the Parties as their interests may appear. If any portion of this Agreement is found to be void, unenforceable or unlawful, any portion of the Agreement not declared void, unenforceable or unlawful shall remain in full force.

XI.     INTEGRATION CLAUSE

          This written document represents and contains the entire understanding among the Parties in connection with the subject matter of this Agreement. This

Agreement shall not be altered or varied except by a writing duly signed by all the Parties hereto. The Parties acknowledge and agree that they will make no claim at any time or place that this Agreement has been orally altered or modified in any respect whatsoever.

/

/

/

/

/

9

XII.      AUTHORITY TO EXECUTE AGREEMENT

Each Party warrants that it has the authority to sign this Agreement, and each individual executing this Agreement on behalf of any entity specifically warrants that he has the authority to bind that entity by his signature.

/s/ Michael Racusin                /s/ Timothy F. Lockinger
________________________________         _________________________________
Michael Racusin d/b/a M. Racusin & Co.         American Wagering Inc. by
Date: September 3, 2004                                                                              Timothy F. Lockinger
                                 Its CFO/Secretary/Treasurer/Director
                                 Date: September 3, 2004

                                 /s/ Timothy F. Lockinger
                                 _________________________________
                                 Leroy's Horse & Sports Place, Inc. by
                                 Timothy F. Lockinger
                                 Its Secretary/Treasurer/Director
                                 Date: September 3, 2004

Approved as to form and content:                                                                  Approved as to form and content:

/s/ Kyle O. Stephens                                                                                      /s/ Thomas H. Fell
_________________________________                                                    _________________________________
Dennis L. Kennedy                                                                                         Thomas H. Fell
Kyle O. Stephens                                                                                           GORDON & SILVER
LIONEL SAWYER & COLLINS                                                                 Attorneys for American Wagering, Inc. and
Attorneys for Michael Racusin d/b/a                                                                Leroy's Horse & Sports Place, Inc.
M. Racusin & Co.                                                                                           Date: September 3, 2004
Date: September 3, 2004

10

AMORTIZATION SCHEDULE #1

DATE	PRINCIPAL	INTEREST	TOTAL	BALANCE

				$1,320,000.00

01/01/2005	$650,000.00	$289.32	$650,289.32	$670,000.00
04/01/2005	$220,000.00	$13,510.14	$233,510.14	$450,000.00
07/01/2005	$220,000.00	$9,073.97	$229,073.97	$230,000.00
10/01/2005	$230,000.00	$4,637.81	$234,637.81	$0.00

(1)     This Amortization Schedule assumes an Effective Date for the Restated Amended Plan of January 1, 2005. In the event that the actual Effective Date is before or after January 1, 2005, the beginning balances and dates of payment shall be adjusted accordingly.

(2)     The beginning balance (and subsequent quarterly payments) noted on this Amortization Schedule shall be adjusted accordingly for any payments made by the Company to Hartunian pursuant to the Hartunian Appeals.

(3)     There is no prepayment penalty should the Company be in a financial position to extinguish the debt early.

(4)     All terms are subject to review and approval by the Bankruptcy Court.

11

AMORTIZATION SCHEDULE #2

DATE	PRINCIPAL	INTEREST	TOTAL	BALANCE

				$2,800,000.00

01/01/2005	$675,000.00	$613.70	$675,613.70	$2,125,000.00
02/01/2005	$25,000.00	$13,041.10	$38,041.10	$2,100,000.00
03/01/2005	$25,000.00	$14,268.49	$39,268.49	$2,075,000.00
04/01/2005	$245,000.00	$13,643.84	$258,643.84	$1,830,000.00
05/01/2005	$25,000.00	$12,433.97	$37,433.97	$1,805,000.00
06/01/2005	$25,000.00	$11,868.49	$36,868.49	$1,780,000.00
07/01/2005	$245,000.00	$12,094.25	$257,094.25	$1,535,000.00
08/01/2005	$25,000.00	$10,429.59	$35,429.59	$1,510,000.00
09/01/2005	$25,000.00	$9,928.77	$34,928.77	$1,485,000.00
10/01/2005	$255,000.00	$10,089.86	$265,089.86	$1,230,000.00
11/01/2005	$25,000.00	$8,087.67	$33,087.67	$1,205,000.00
12/01/2005	$25,000.00	$8,187.40	$33,187.40	$1,180,000.00
YEAR 1	$1,620,000.00	$124,687.12	$1,744,687.12

01/01/2006	$25,000.00	$8,017.53	$33,017.53	$1,155,000.00
02/01/2006	$25,000.00	$7,088.22	$32,088.22	$1,130,000.00
03/01/2006	$25,000.00	$7,677.81	$32,677.81	$1,105,000.00
04/01/2006	$25,000.00	$7,265.75	$32,265.75	$1,080,000.00
05/01/2006	$25,000.00	$7,338.08	$32,338.08	$1,055,000.00
06/01/2006	$25,000.00	$6,936.99	$31,936.99	$1,030,000.00
07/01/2006	$25,000.00	$6,998.36	$31,998.36	$1,005,000.00
08/01/2006	$25,000.00	$6,828.49	$31,828.49	$980,000.00
09/01/2006	$25,000.00	$6,443.84	$31,443.84	$955,000.00
10/01/2006	$25,000.00	$6,488.77	$31,488.77	$930,000.00
11/01/2006	$25,000.00	$6,115.07	$31,115.07	$905,000.00
12/01/2006	$25,000.00	$6,149.04	$31,149.04	$880,000.00
YEAR 2	$300,000.00	$83,347.95	$383,347.95

01/01/2007	$25,000.00	$5,979.18	$30,979.18	$855,000.00
02/01/2007	$25,000.00	$5,247.12	$30,247.12	$830,000.00
03/01/2007	$25,000.00	$5,639.45	$30,639.45	$805,000.00

12

04/01/2007	$25,000.00	$5,293.15	$30,293.15	$780,000.00
05/01/2007	$25,000.00	$5,299.73	$30,299.73	$755,000.00
06/01/2007	$25,000.00	$4,964.38	$29,964.38	$730,000.00
07/01/2007	$25,000.00	$4,960.00	$29,960.00	$705,000.00
08/01/2007	$25,000.00	$4,790.14	$29,790.14	$680,000.00
09/01/2007	$25,000.00	$4,471.23	$29,471.23	$655,000.00
10/01/2007	$25,000.00	$4,450.41	$29,450.41	$630,000.00
11/01/2007	$25,000.00	$4,142.47	$29,142.47	$605,000.00
12/01/2007	$25,000.00	$4,110.68	$29,110.68	$580,000.00
YEAR 3	$300,000.00	$59,347.95	$359,347.95

01/01/2008	$25,000.00	$3,940.82	$28,940.82	$555,000.00
02/01/2008	$25,000.00	$3,527.67	$28,527.67	$530,000.00
03/01/2008	$25,000.00	$3,601.10	$28,601.10	$505,000.00
04/01/2008	$25,000.00	$3,320.55	$28,320.55	$480,000.00
05/01/2008	$25,000.00	$3,261.37	$28,261.37	$455,000.00
06/01/2008	$25,000.00	$2,991.78	$27,991.78	$430,000.00
07/01/2008	$25,000.00	$2,921.64	$27,921.64	$405,000.00
08/01/2008	$25,000.00	$2,751.78	$27,751.78	$380,000.00
09/01/2008	$25,000.00	$2,498.63	$27,498.63	$355,000.00
10/01/2008	$25,000.00	$2,412.05	$27,412.05	$330,000.00
11/01/2008	$25,000.00	$2,169.86	$27,169.86	$305,000.00
12/01/2008	$25,000.00	$2,072.33	$27,072.33	$280,000.00
YEAR 4	$300,000.00	$35,469.59	$335,469.59

01/01/2009	$25,000.00	$1,902.47	$26,902.47	$255,000.00
02/01/2009	$25,000.00	$1,564.93	$26,564.93	$230,000.00
03/01/2009	$25,000.00	$1,562.74	$26,562.74	$205,000.00
04/01/2009	$25,000.00	$1,347.95	$26,347.95	$180,000.00
05/01/2009	$25,000.00	$1,223.01	$26,223.01	$155,000.00
06/01/2009	$25,000.00	$1,019.18	$26,019.18	$130,000.00
07/01/2009	$25,000.00	$883.29	$25,883.29	$105,000.00
08/01/2009	$25,000.00	$713.42	$25,713.42	$80,000.00
09/01/2009	$25,000.00	$526.03	$25,526.03	$55,000.00
10/01/2009	$25,000.00	$373.70	$25,373.70	$30,000.00
11/01/2009	$25,000.00	$197.26	$25,197.26	$5,000.00
12/01/2009	$5,000.00	$33.97	$5,033.97	$0.00
YEAR 5	$280,000.00	$11,347.95	$291,347.95

13

(1)     This Amortization Schedule assumes an Effective Date for the Restated Amended Plan of January 1, 2005. In the event that the actual Effective Date is before or after January 1, 2005, the beginning balances and dates of payment shall be adjusted accordingly.

(2)     The beginning balance (and subsequent monthly payments) noted on this Amortization Schedule shall be adjusted accordingly for any payments made by the Company to Hartunian pursuant to the Hartunian Appeals.

(3)     The beginning balance (and subsequent monthly payments) noted on this Amortization Schedule shall be adjusted accordingly in the event that the additional interest awarded in the 9th Circuit Appeal is less than $1,480,000.00.

(4)      There is no prepayment penalty should the Company be in a financial position to extinguish the debt early.
(5)       All terms are subject to review and approval by the Bankruptcy Court.

13